UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2004

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer
Identification Number)

3402 East University Drive
Phoenix, Arizona 85034

(Address of Registrant’s principal executive office)

(602) 794-9600

(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

	STATE OR OTHER JURISDICTION OF	I.R.S. EMPLOYER
NAME OF REGISTRANT	INCORPORATION OR ORGANIZATION	IDENTIFICATION NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT

     The registrant has obtained amendments to its Credit Agreement and its Accounts Receivable Securitization Facility to modify the financial covenants in those agreements for the quarter ended November 30, 2004 and subsequent quarters through the maturity of those agreements. The full text of such amendments are filed with this Form 8-K as Exhibits 1.01(a) and 1.01(b).

ITEM 7.01. REGULATION FD DISCLOSURE

     The registrant issued a press release dated December 13, 2004 announcing that it has obtained amendments to its Credit Agreement and its Accounts Receivable Securitization Facility to modify the financial covenants in those agreements for the quarter ended November 30, 2004 and subsequent quarters through the maturity of those agreements. Based on these amendments, the registrant was in compliance with all financial covenants as of November 30, 2004. These amendments are also expected to give the registrant sufficient liquidity to operate and grow its businesses while remaining in compliance with all financial covenants.

ITEM 9.01 EXHIBITS

(c) Exhibits

1.01(a)	Third Amendment to Credit Agreement dated as of November 30, 2004 by and among EaglePicher Holdings, Inc., EaglePicher Incorporated, certain Lenders and Harris Trust and Savings Bank.

1.01(b)	Amendment No. 5 to Receivables Purchase and Servicing Agreement dated as of December 9, 2004 by and among EaglePicher Incorporated, EaglePicher Funding Corporation and General Electric Capital Corporation.

7.01(a)	Press Release dated December 13, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

EAGLEPICHER HOLDINGS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

EAGLEPICHER INCORPORATED
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

CARPENTER ENTERPRISES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

DAISY PARTS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

EAGLEPICHER FAR EAST, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

EAGLEPICHER FILTRATION & MINERALS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

EAGLEPICHER TECHNOLOGIES, LLC
By:	Bradley J. Waters
	Name:	Bradley J. Waters
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

EAGLEPICHER AUTOMOTIVE, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 15, 2004

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President